THIS DOCUMENT IS A COPY OF THE 8-K/A FILED ON SEPTEMBER 14, 1999 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):  June 28, 1999




                      Research Partners International, Inc.
               (Exact Name of Registrant as Specified in Charter)



        Delaware                       0-21105                  31-3414302
(State or other Jurisdiction     (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)





One State Street Plaza, 24th Floor, New York, NY                    10004
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone Number, including area code:   (212) 509-3800




                                       N/A
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits


(b)  Pro Forma Financial Statements


             RESEARCH PARTNERS INTERNATIONAL, INC. AND SUBSIDIARIES Unaudited Pro Forma Condensed Consolidated Financial Statements


The following unaudited Pro Forma Condensed Consolidated Statement of Financial Condition as of April 30, 1999 and the unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended January 31, 1999 and the three months ended April 30, 1999 give effect to Research Partners International, Inc.'s ("RPII") sale of certain of the assets (the "Sale") of its wholly owned subsidiary, Southeast Research Partners, Inc. ("SERP"), to Ryan Beck & Co., Inc. ("RBC") as of February 1, 1998, the first day of the periods presented. The Sale occurred on June 28, 1999. The pro forma information is based on the historical consolidated financial statements of RPII after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Form Condensed Consolidated Financial Statements.



             RESEARCH PARTNERS INTERNATIONAL, INC. AND SUBSIDIARIES
   Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition
                                 April 30, 1999


                                                                SERP            Pro Forma
                                               RPII           Historical        Adjustments
                                            Historical       (See Note B)       (See Note D)       Pro Forma
                                            ----------     ----------------  ------------------ -----------------

Assets
Cash and cash equivalents               $     11,852,000   $       (875,000) $        (157,000) $     12,570,000
Receivable from brokers and dealers            2,246,000                  -                  -         2,246,000
Securities owned, at market value              1,945,000                  -                  -         1,945,000
Securities owned, not readily
   marketable, at fair value                   1,531,000                  -                  -         1,531,000
Investments                                    1,602,000                  -                  -         1,602,000
Goodwill, net                                  3,641,000          3,641,000                  -                 -
Other assets                                   7,444,000            566,000                  -         6,878,000
                                        ----------------   ----------------  -----------------  ----------------

Total assets                            $     30,261,000   $      3,332,000  $        (157,000) $     26,772,000
                                        ================   ================  =================  ================

Liabilities and Stockholders' Equity
Liabilities:
   Securities sold, not yet purchased,
     at market value                    $        708,000   $              -  $               -  $        708,000
   Commissions payable                         3,828,000                  -                  -         3,828,000
   Accrued expenses and other
     liabilities                               2,595,000                  -                  -         2,595,000
                                        ----------------   ----------------  -----------------  ----------------
   Total liabilities                           7,131,000                  -                  -         7,131,000
                                        ----------------   ----------------  -----------------  ----------------

Stockholders' equity:
   Preferred stock, $.10 par value;
     1,200,000 shares authorized;
     1,140,000 and no shares issued
     and outstanding                             114,000            104,000                  -            10,000
   Common stock, $.0001 par value;
     35,000,000 shares authorized;
     9,209,875 shares issued;
     8,569,780 shares outstanding                  1,000                  -                  -             1,000
   Additional paid-in capital                 20,890,000            935,000                  -        19,955,000
   Retained earnings                           4,968,000          2,293,000           (157,000)        2,518,000
   Accumulated other comprehensive
     loss                                        (27,000)                 -                  -           (27,000)
                                        ----------------   ----------------  -----------------  ----------------
                                              25,946,000          3,332,000           (157,000)       22,457,000
   Less treasury stock, at cost;
     640,095 shares                           (2,816,000)                 -                  -        (2,816,000)
                                        ----------------   ----------------  -----------------  ----------------
   Total stockholders' equity                 23,130,000          3,332,000           (157,000)       19,641,000
                                        ----------------   ----------------  -----------------  ----------------

Total liabilities and stockholders'
   equity                               $     30,261,000   $      3,332,000  $        (157,000) $     26,772,000
                                        ================   ================  =================  ================

See accompanying notes to unaudited pro forma condensed consolidated financial statements.


             RESEARCH PARTNERS INTERNATIONAL, INC. AND SUBSIDIARIES
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                       For the Year Ended January 31, 1999



                                                                 SERP             Pro Forma
                                               RPII           Historical         Adjustments
                                            Historical       (See Note C)       (See Note D)         Pro Forma
                                            ----------     ----------------  ------------------ -----------------

Revenues:
   Commissions                          $     42,086,000   $      5,901,000  $               -  $     36,185,000
   Investment banking                          3,973,000          1,970,000                  -         2,003,000
     Principal transactions                      395,000          1,539,000                  -        (1,144,000)
   Interest                                    1,334,000             83,000                  -         1,251,000
   Other                                       2,382,000             (8,000)                 -         2,390,000
                                        ----------------   ----------------  -----------------  ----------------
Total revenues                                50,170,000          9,485,000                  -        40,685,000
                                        ----------------   ----------------  -----------------  ----------------

Expenses:
   Compensation and benefits                  37,323,000          7,273,000                  -        30,050,000
   Communications                              5,079,000            999,000                  -         4,080,000
   Brokerage, clearing and
     exchange fees                             3,783,000            885,000                  -         2,898,000
   Occupancy and equipment                     5,843,000            676,000                  -         5,167,000
   Business development                        1,983,000            427,000                  -         1,556,000
   Professional fees                           2,153,000            213,000            478,000         2,418,000
   Other                                       3,177,000            481,000                  -         2,696,000
                                        ----------------   ----------------  -----------------  ----------------
Total expenses                                59,341,000         10,954,000            478,000        48,865,000
                                        ----------------   ----------------  -----------------  ----------------

(Loss) income before income taxes             (9,171,000)        (1,469,000)          (478,000)       (8,180,000)
Income tax benefit                             1,788,000            377,000                  -         1,411,000
                                        ----------------   ----------------  -----------------  ----------------

(Loss) income from continuing
   operations                                 (7,383,000)        (1,092,000)          (478,000)       (6,769,000)
                                        ----------------   ----------------  -----------------  ----------------

Discontinued operations:
   Loss from disposal of the
     Institutional and Research
     segment                                           -                  -           (750,000)         (750,000)
                                        ----------------   ----------------  -----------------  ----------------
                                                       -                  -           (750,000)         (750,000)
                                        ----------------   ----------------  -----------------  ----------------

Net loss                                $     (7,383,000)  $      1,092,000  $      (1,228,000) $     (7,519,000)
                                        ================   ================  =================  ================

Weighted average common shares
   outstanding - basic                         8,206,652                                               8,206,652
                                        ================                                        ================

Weighted average common shares
   outstanding - diluted                       8,206,652                                               8,206,652
                                        ================                                        ================

Basic loss per common share             $          (0.90)                                       $          (0.92)
                                        ================                                        ================

Diluted loss per common share           $          (0.90)                                       $          (0.92)
                                        ================                                        ================


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

             RESEARCH PARTNERS INTERNATIONAL, INC. AND SUBSIDIARIES
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                    For the Three Months Ended April 30, 1999



                                                                 SERP             Pro Forma
                                               RPII           Historical         Adjustments
                                            Historical       (See Note C)       (See Note D)         Pro Forma
                                            ----------     ----------------  ------------------ -----------------

Revenues:
   Commissions                          $     13,514,000   $      1,457,000                  -  $     12,057,000
   Investment banking                          1,337,000            698,000                  -           639,000
     Principal transactions                    1,127,000            741,000                  -           386,000
   Interest                                      392,000             26,000                  -           366,000
   Other                                         236,000                  -                  -           236,000
                                        ----------------   ----------------  -----------------  ----------------
Total revenues                                16,606,000          2,922,000                  -        13,684,000
                                        ----------------   ----------------  -----------------  ----------------

Expenses:
   Compensation and benefits                  10,653,000          1,729,000                  -         8,924,000
   Communications                              1,118,000            218,000                  -           900,000
   Brokerage, clearing and
     exchange fees                             1,122,000            255,000                  -           867,000
   Occupancy and equipment                     1,456,000            181,000                  -         1,275,000
   Business development                          363,000            101,000                  -           262,000
   Professional fees                             543,000             31,000            157,000           669,000
   Other                                         734,000            500,000                  -           234,000
                                        ----------------   ----------------  -----------------  ----------------
Total expenses                                15,989,000          3,015,000            157,000        13,131,000
                                        ----------------   ----------------  -----------------  ----------------

Income before income taxes                       617,000            (93,000)          (157,000)          553,000
Income taxes                                           -                  -                                    -
                                        ----------------   ----------------  -----------------  ----------------

Net income                              $        617,000   $        (93,000) $        (157,000) $        553,000
                                        ================   ================  =================  ================

Weighted average common shares
   outstanding - basic                         8,471,421                                               8,471,421
                                        ================                                        ================

Weighted average common shares
   outstanding - diluted                       8,724,612                                               8,620,692
                                        ================                                        ================

Basic earnings per common share         $           0.07                                        $           0.07
                                        ================                                        ================

Diluted earnings per common share       $           0.07                                        $           0.06
                                        ================                                        ================


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

             RESEARCH PARTNERS INTERNATIONAL, INC. AND SUBSIDIARIES
    Notes to unaudited Pro Forma Condensed Consolidated Financial Statements



(A) The unaudited pro forma condensed consolidated financial statements include the activities of RPII, adjusted for the pro forma effect of the Sale.

         The unaudited pro forma condensed consolidated information does not purport to project RPII's financial position or results of operation on any future date or period. The pro forma adjustments are based on available information and certain assumptions that RPII believes are reasonable in the circumstances. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements of RPII for the year ended January 31, 1999 and as of and for the three months ended April 30, 1999.

         The pro forma adjustments and pro forma amounts are provided for informational purposes only. All significant intercompany accounts and transactions are eliminated in consolidation.

(B) Elimination of assets sold by RPII to RBC, pursuant to the Sale, and amounts subsequently written-off or cancelled as a result of the Sale.

(C) Elimination of SERP's actual operating results for the periods indicated from RPII's historical consolidated consolidated financial statements with the exception of research services income of $715,000, management fees of $240,000 and interest expense of $200,000 for the year ended January 31, 1999, and research services income of $173,000, management fees of $138,000 and interest expense of $50,000 for the three months ended April 30, 1999, which are intercompany amounts, and therefore eliminated in consolidation.

(D) Adjustment to record research services expense, previously an intercompany expense for RPII, as a third-party expense, based on an agreement between RPII and RBC.

                                   SIGNATURES

Pursuant to the requirements of the Securites Exchange Act of 1934, The Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   September 13, 1999          RESEARCH PARTNERS INTERNATIONAL, INC.

                                     By: /s/ Richard M. Feldman
                                     -------------------------------------------
                                     Richard M. Feldman, Chief Financial Officer



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